MFS(R) NEW ENDEAVOR FUND


                        Supplement to Current Prospectus

Effective December 1, 2006, the first four paragraphs in the Prospectus under the heading "Principal Investment Policies and Strategies" of Section I "Risk Return Summary" will be replaced in their entirety by the following:

Principal Investment Policies and Strategies

MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests the fund's assets primarily in equity securities. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

In selecting investments for the fund, MFS is not constrained to any particular investment style. MFS may invest the fund's assets in companies it believes have above average growth potential compared to other companies (growth companies) or companies it believes are undervalued compared to their perceived worth (value companies) or in a combination of growth and value companies.

While MFS may invest the fund's assets in companies of any size, MFS generally focuses on companies with small market capitalizations.

The fund's assets are allocated among various sectors. A team of investment research analysts selects portfolio securities for the fund.

Effective December 1, 2006, the paragraph in the Prospectus entitled "Mid-Cap Company Risk" under the heading "Principal Risks of an Investment" of Section I "Risk Return Summary" will be deleted.



               The date of this supplement is September 27, 2006.